Nature of the Business	9 Months Ended
Sep. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of the Business
1.
Nature of the Business

Freeline Therapeutics Holdings plc (the “Company”) is a clinical-stage biotechnology company developing transformative adeno-associated virus (“AAV”) vector-mediated gene therapies for patients suffering from chronic debilitating diseases. The Company is headquartered in the United Kingdom (“U.K.”) and has operations in the United States (“U.S.”). The Company is a public limited company incorporated pursuant to the laws of England and Wales.

Going Concern

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is subject to risks and uncertainties common to early-stage companies in the biotechnology industry, including, but not limited to, the ability to secure additional capital to fund operations, development by competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, and compliance with government regulations. Product candidates currently under development require significant additional research and development efforts, including clinical testing and regulatory approval, prior to any commercialization. These efforts require significant amounts of capital, adequate personnel and infrastructure and extensive compliance-reporting capabilities. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will realize revenue from any product sales.

The Company has funded its operations primarily with proceeds from the sale of its equity securities. As of September 30, 2023, the Company had unrestricted cash and cash equivalents of $29.5 million. The Company has incurred recurring losses since its inception including net losses of $26.9 million and $66.0 million for the nine months ended September 30, 2023 and 2022, respectively. In addition, the Company had an accumulated deficit of $472.3 million as of September 30, 2023.

Net cash used in operating and investing activities was $20.8 million for the nine months ended September 30, 2023. The Company expects to continue to incur significant expenses and generate operating losses for the foreseeable future. These conditions indicate that there is substantial doubt regarding the Company's ability to continue as a going concern for at least 12 months from the issuance date of these unaudited condensed consolidated financial statements.

As a result, the Company will need additional funding to support its continuing operations. There can be no assurances, however, that additional funding will be available on favorable terms, or at all. If adequate funds are not available, the Company will be required to further reduce headcount as well as spending and potentially delay, limit, reduce or terminate its product research and development efforts in order to enable it to meet its obligations as they fall due for the foreseeable future.

The accompanying unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the unaudited condensed consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.